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          SEVENTH MODIFICATION OF MASTER CONSTRUCTION LOAN AGREEMENT

         THIS SEVENTH MODIFICATION, dated and effective as of September 30, 1999, is made and entered into by and between TRAMMELL CROW BTS, INC., a Delaware corporation having a notice address of 7535 East Hampden Avenue, Suite 650, Denver, Colorado 80231-4845 ("Developer"), and KEYBANK NATIONAL ASSOCIATION, a national banking association having a notice address of 10 West Market Street, 9th Floor, Indianapolis, Indiana 46204 ("Bank").

                                   RECITALS:

         A. Developer and Bank entered into that certain Master Construction Loan Agreement, dated August 4, 1997, as modified by that certain First Modification of Master Construction Loan Agreement between Developer and Bank, dated September 15, 1997, as modified by that certain Second Modification of Master Construction Loan Agreement between Developer and Bank, dated May 12, 1998, as modified by that certain Third Modification of Master Construction Loan Agreement between Developer and Bank, dated June 9, 1998, as modified by that certain Fourth Modification of Master Construction Loan Agreement between Developer and Bank, dated December 30, 1998, as modified by that certain Fifth Modification of Master Construction Loan Agreement between Developer and Bank, dated April 23, 1999, and as modified by that certain Sixth Modification of Master Construction Loan Agreement between Developer and Bank, dated May 31, 1999 (collectively, the "Loan Agreement").

         B. The parties hereto desire to further modify the Loan Agreement in accordance with the terms and conditions set forth herein.

                                    AGREEMENT

         NOW THEREFORE, for and in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged the parties hereto agree as follows:

         1. DEFINITIONS OF THE LOAN AGREEMENT. Paragraph 1.01 of the Loan Agreement is hereby modified by substituting the following in lieu of the existing like defined term:

                  "Loan" shall mean the aggregate amount of the Project Loans approved by Bank pursuant to this Agreement, which amount shall in no event exceed the principal sum of Thirty Million Dollars ($30,000,000) outstanding at any time.

                  "Project Loan Commitment Expiration Date" shall mean July 31, 2000.

         2. SECTION 2.01 OF THE LOAN AGREEMENT. Section 2.01 of the Loan Agreement is hereby modified in its entirety to read as follows:


            2.01. PROJECT LOAN. Subject to the terms and conditions hereof, and relying upon the representations and warranties herein set forth, the Bank agrees to make

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         Project Loans to the Borrower(s) from time to time in an aggregate principal amount not to exceed Thirty Million Dollars ($30,000,000) outstanding at any time. In no event shall the Bank be obligated to make a Project Loan in respect of a Project for which there is not then in effect a Project Purchase Agreement, if by making such Project Loan, the aggregate amount of Project Loans (including the Project Loan at issue) in respect of Projects for which there are not then in effect Project Purchase Agreements would be greater than Fifteen Million Dollars ($15,000,000). For purposes of calculating the aggregate amount of Project Loans in the preceding sentence, the maximum principal amounts available thereunder shall be used, and not the then outstanding principal balances thereof. In no event shall the Bank be obligated to make any Project Loan on or after the Project Loan Commitment Expiration Date. Notwithstanding the foregoing, subject to the terms and conditions hereof, the Bank shall fund after the Project Loan Commitment Expiration Date any Project Loan for which the Closing has occurred prior to the Project Loan Commitment Expiration Date.

         3. SECTION 4.01 (INITIAL PROJECT LOAN ADVANCE) OF THE LOAN AGREEMENT. The following paragraphs of Section 4.01 of the Loan Agreement are hereby modified in their entirety to read as follows:

                  k. COST BREAKDOWN. Such Borrower shall have furnished to the Bank for its review and approval a Cost Breakdown reflecting all Project Costs for the Project in respect of which such Project Loan is being made. Such Cost Breakdown shall (i) include a contingency for Direct Costs in an amount of not less than three percent (3%) of the total Direct Costs for such Project, (ii) include a contingency for Indirect Costs in an amount of not less than three percent (3%) of the total Indirect Costs for such Project, and (iii) have an interest carry of not less than five (5) months of interest on the Project Loan, assuming an interest rate of eight percent (8%).

                  aa. DEBT SERVICE COVERAGE. The Debt Service Coverage for the Project in respect of which such Project Loan is being made is no less than 1.10 to 1.0.

         4. EXPENSES. Borrower shall pay all costs incidental to this Modification, including but not limited to title insurance, survey charges, reasonable attorneys' fees, appraisals, insurance, inspecting engineers' and/or architect's fees, environmental fees, and all other incidental expenses of Bank.

         5. REPRESENTATIONS AND WARRANTIES. Developer hereby represents and warrants to Bank that there does not presently exist any default under the Loan Agreement or any event which with the notice or lapse of time or both would constitute a default under the Loan Agreement and that each of the representations and warranties set forth in the Loan Agreement remain true and correct as of the date hereof, except to the extent said representations and warranties specifically apply to those items explicitly modified by or otherwise disclosed in this Modification, and each of said representations and warranties is hereby incorporated herein by reference and modified as necessary to apply to and cover the undertakings of Developer evidenced by this Modification.

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         6. CONTINUING EFFECT. All other terms, conditions, provisions, representations and warranties set forth in the Loan Agreement not specifically relating to those items explicitly modified by or otherwise disclosed in this Modification shall remain unchanged and shall continue in full force and effect. This Modification shall, wherever possible, be construed in a manner consistent with the Loan Agreement; provided, however, in the event of any irreconcilable inconsistency between the terms of this Modification and the terms of the Loan Agreement, the terms of this Modification shall control.

         7. WAIVER. No provision hereof shall constitute a waiver of any of the terms or conditions of the Loan Agreement, other than those terms or conditions explicitly modified or otherwise affected hereby.

         IN WITNESS WHEREOF, Developer and Bank have caused this Seventh Modification of Master Construction Loan Agreement to be duly executed as of the date and year first above written.

                                      "DEVELOPER"

                                  TRAMMELL CROW BTS, INC.,
                                  a Delaware corporation

                                  By: /s/ WILLIAM E. RYAN
                                      ------------------------------------------

                                  Printed: WILLIAM E. RYAN
                                           -------------------------------------

                                  Title: VICE PRESIDENT
                                         ---------------------------------------

                                      "BANK"

                                  KEYBANK NATIONAL ASSOCIATION, a national banking association

                                  By: /s/ THEODORE J. LEWIS
                                      ------------------------------------------

                                  Printed: THEODORE J. LEWIS
                                           -------------------------------------

                                  Title: VICE PRESIDENT
                                         ---------------------------------------


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STATE OF COLORADO )
                  ) SS:
COUNTY OF DENVER  )

         Before me, a Notary Public in and for said County and State, personally appeared William E. Ryan, known to me to be the Vice President of TRAMMELL CROW BTS, INC., a Delaware corporation, and acknowledged the execution of the foregoing for and on behalf of said corporation.

         Witness my hand and Notarial Seal, this 11th day of November, 1999.

                                      /s/ SARA GIACALONE
                                      ------------------------------------------
                                      Notary Public - Signature

                                      SARA GIACALONE
                                      ------------------------------------------

                                      Notary Public - Printed

My Commission Expires:                My County of Residence:
06/30/01                              DENVER
-----------------------------         ------------------------------------------

STATE OF INDIANA  )
                  ) SS:
COUNTY OF MARION  )

         Before me, a Notary Public in and for said County and State, personally appeared Theodore J. Lewis, known to me to be a Vice President of KEYBANK NATIONAL ASSOCIATION, a national banking association, and acknowledged the execution of the foregoing for and on behalf of said association.

         Witness my hand and Notarial Seal, this 15th day of November, 1999.

                                      /s/ JANE E. BUTLER
                                      ------------------------------------------

                                      Notary Public - Signature
                                      JANE E. BUTLER
                                      ------------------------------------------

                                      ------------------------------------------
                                      Notary Public - Printed

My Commission Expires:                My County of Residence:
03/04/01                              HAMILTON
-----------------------------         ------------------------------------------

This instrument was prepared by Dennis A. Johnson, Attorney at Law, JOHNSON, SMITH, PENCE, & HEATH, LLP, One Indiana Square, Suite 1800, Indianapolis, Indiana 46204.

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